Exhibit 99.2

Corporate Resource Services, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2010 combines the historical consolidated balance sheet of Corporate Resource Services, Inc. (the "Company") and its subsidiaries as of June 30, 2010, and the balance sheet of Tri-Overload Staffing, Inc. ("TOS") as of June 30, 2010 under the “as if pooling-of-interest method” of accounting, as these two entities are under common control, giving effect to the acquisition of TOS pursuant to a merger of TOS into a wholly-owned subsidiary of Corporate Resource Services, Inc. on August 27, 2010 (the "TOS Acquisition"), as if it had occurred on June 30, 2010.

The following unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2009 combine the historical consolidated statements of operations of Corporate Resource Services, Inc. and its subsidiaries for the year ended September 30, 2009, the statements of operations of GT Systems, Inc. and Affiliates (acquired on April 5, 2010 (the "CRD Acquisition")) for the year ended December 31, 2009, and the statements of operations for American Multiline Corporation, the predecessor of TOS for the year ended June 30, 2009 giving effect to the TOS Acquisition as if it had occurred on October 1, 2008.

The following unaudited pro forma condensed consolidated statements of operations for the nine months ended June 30, 2010 combine the historical consolidated statements of operations of Corporate Resource Services, Inc. and its subsidiaries for the, the nine months ended June 30, 2010, and the statements of operations of GT Systems, Inc. and Affiliates for the six month period ended March 31, 2010, and the statements of operations of TOS for the nine months period ended March 31, 2010, in each case giving effect to the TOS Acquisition as if it had occurred on October 1, 2009.

The unaudited pro forma condensed consolidated financial statements have been prepared giving effect to, among other things, the TOS Acquisition which will be accounted for as an "as if pooling-of-interest" in accordance with ASC 805-50 for business combinations for entities under common control, and the acquisition of assets of GT Systems, Inc. and Affiliates which was accounted for as an acquisition in accordance with ASC 805-10 "Business Combinations".  Since the Company and TOS are deemed entities under common control, the acquisition will be recorded using the as if pooling-of-interest method and the financial information for all periods presented subsequent to July 20, 2009, the date the entities came under common control, will be presented as if the entities had been combined.

The unaudited pro forma condensed consolidated financial statements are based on the estimates and assumptions set forth in the notes to such statements, which have been made solely for purposes of developing such pro forma information.  The pro forma adjustments are based upon available information and certain assumptions that are factually supportable and that we believe are reasonable under the circumstances, and are subject to revision.  The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only, and we cannot assure you that the assumptions used in the preparation of the unaudited pro forma condensed consolidated financial statements will ultimately prove to be correct.  The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the TOS Acquisition taken place on the dates noted or the future financial position or operating results of the combined company.

Corporate Resource Services, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet

June 30, 2010

	Company	Tri-Overload	Pro Forma		Pro Forma
	(As Reported)	Staffing, Inc.	Adjustments		Consolidated
Assets

Current Assets	$4,665,000	$3,841,781	$-		$8,506,781

Property and Equipment	817,000	305,912	-		1,122,912

Intangible Assets	5,240,000	1,495,474	-		6,735,474

Other Assets	27,000	205,252	-		232,252

	$10,749,000	$5,848,419	$-		$16,597,419

Liabilities and Stockholders' Equity

Current Liabilities	$9,443,000	$5,833,353	$-		$15,276,353

Non-current Liabilities	1,368,000	100,000	-		1,468,000

Stockholders' Equity (Deficit)	(62,000)	(84,934)	-	(1)	(146,934)

	$10,749,000	$5,848,419	$-		$16,597,419

(1)	Issuance of stock in connection with the TOS Acquisition did not increase equity due to the “as if pooling-of-interest method” of presenting the transaction.

Corporate Resource Services, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year Ended September 30, 2009

			American
	Company	GT Systems, Inc.	Multiline
	(As Reported)	and Affiliates	Corporation
	Year Ended	Year Ended	Year Ended		Pro Forma	Pro Forma
	Sept. 30, 2009	Dec. 31, 2009	June 30, 2009 (a)		Adjustments	Consolidated

Revenue	$56,989,000	$93,926,742	$37,667,317	(1)	$(21,129,033)
				(2)	(68,607)	$167,385,419

Direct Cost of Services	49,647,000	70,899,521	30,958,420	(1)	(18,014,760)
				(3)	(531,743)	132,958,438

Gross Profit	7,342,000	23,027,221	6,708,897		(2,651,137)	34,426,981

Operating Expenses	7,710,000	26,917,588	8,293,290	(1)	(3,819,931)
				(4)	(2,028,353)
				(6)	(597,000)	36,475,594

Loss From Operations	(368,000)	(3,890,367)	(1,584,393)		3,794,147	(2,048,613)

Non-Operating Expenses	510,000	1,720,172	229,740	(1)	(590,375)
				(5)	(334,196)	1,535,341

Net Loss	$(878,000)	$(5,610,539)	$(1,814,133)		$4,718,718	$(3,583,954)

Net Loss Per Share:
Basic	$(0.04)					$(0.16)
Diluted	$(0.04)					$(0.16)

Weighted Average Shares Outstanding:
Basic	22,511,000					22,511,000
Diluted	22,511,000					22,511,000

(a) - Predecessor company of Tri-Overload Staffing, Inc.

Corporate Resource Services, Inc. and Subsidiaries

Notes to Unaudited Pro forma Condensed Consolidated Financial Statements

Year Ended September 30, 2009

Basis of Presentation

The pro forma condensed consolidated statement of operations included the results of the Company for the year ended September 30, 2009, American Multiline Corporation, the predecessor company of Tri-Overload Staffing, Inc. for the year ended June 30, 2009 and GT Systems Inc. and Affiliates for the year ended December 31, 2009.

Pro Forma Adjustments

(1)	To eliminate the historical operating results of Integrated Consulting Group of NY, LLC, an affiliate of GT Systems, Inc. that was not part of the CRD Acquisition.

Revenue	$(21,129,033)
Direct cost of services	(18,014,760)
Operating expenses	(3,819,931)
Non-operating expenses	(590,375)

(2)	To eliminate revenues that are not anticipated to reoccur upon consummation of the CRD Acquisition.

Revenues	$(68,607)

(3)	To reflect reduction in staff worker's compensation costs that management anticipates will not reoccur upon consummation of the CRD Acquisition.

Worker's compensation expense	$(531,743)

(4)	Adjustment to eliminate operating expenses related to acquisition costs and savings on expenses that management does not expect to reoccur after the CRD Acquisition.

Rent expense that reflects renegotiation of leaseholds	$(694,854)
Legal and professional fees	(1,193,960)
Elimination of duplicate computer and other expenses	(139,539)
Operating expenses	$(2,028,353)

(5)	To adjust non-operating expenses that management does not expect to reoccur upon consummation of the CRD Acquisition due to elimination of GT Systems debt.

Interest and finance costs	$(334,196)

(6)	To adjust operating expenses that management does not expect to reoccur after the TOS Acquisition.

Reduction of payroll and related benefits and rent	$(597,000)

Corporate Resource Services, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Nine Months Ended June 30, 2010

	Company	GT Systems, Inc.	Tri-Overload
	(As Reported)	and Affiliates	Staffing, Inc.
	Nine Mos. Ended	Six Mos. Ended	Nine Mos. Ended		Pro Forma	Pro Forma
	June 30, 2010	March 31, 2010	March 31, 2010 (a)		Adjustments	Consolidated

Revenue	$60,107,000	$48,695,498	$19,954,976	(1)	$(12,631,741)	$116,125,733

Direct Cost of Services	50,747,000	35,722,696	15,902,875	(1)	(10,444,638)
				(2)	(265,872)	91,662,061

Gross Profit	9,360,000	12,972,802	4,052,101		(1,921,231)	24,463,672

Operating Expenses	10,809,000	14,451,623	3,943,345	(1)	(1,754,441)
				(3)	(1,625,381)
				(6)	(967,750)	24,856,396

Loss From Operations	(1,449,000)	(1,478,821)	108,756		2,426,341	(392,724)

Non-Operating Expenses	1,877,000	690,351	153,977	(1)	(49,883)
				(5)	(482,000)
				(4)	(292,551)	1,896,894

Net Loss	$(3,326,000)	$(2,169,172)	$(45,221)		$3,250,775	$(2,289,618)

Net Loss Per Share:
Basic	$(0.10)					$(0.09)
Diluted	$(0.10)					$(0.09)

Weighted Average Shares Outstanding:
Basic	26,201,000					26,201,000
Diluted	26,201,000					26,201,000

(a) - American Multiline Corporation from July 1, 2009 through July 19, 2009 and TOS from July 20, 2009 through March 31, 2010

Corporate Resource Services, Inc. and Subsidiaries

Notes to Unaudited Pro forma Condensed Consolidated Financial Statements

Nine Months Ended June 30, 2009

Basis of Presentation

The pro forma condensed consolidated statement of operations included the results of the Company for the nine months ended March 31, 2010; Tri-Overload Staffing, Inc. for the nine months ended March 31, 2010 and GT Systems Inc. and Affiliates for the six months ended March 31, 2010.

Pro Forma Adjustments

(1)	To eliminate the historical operating results of Integrated Consulting Group of NY, LLC, an affiliate of GT Systems, Inc. that was not part of the CRD Acquisition.

Revenue	$(12,631,741)
Direct cost of services	(10,444,638)
Operating expenses	(1,754,441)
Non-operating expenses	(49,883)

(2)	To reflect reduction in staff worker's compensation costs that management anticipates will not reoccur upon consummation of the CRD Acquisition.

Worker's compensation expense	$(265,872)

(3)	Adjustment to eliminate operating expenses related to acquisition costs and savings on expenses that management does not expect to reoccur after the CRD Acquisition.

Rent expense that reflects renegotiation of leaseholds	(539,473)
Legal and professional fees	(694,941)
Bank fees and advertising costs	(390,967)
Operating expenses
(1,625,381)

(4)	To adjust non-operating expenses that management does not expect to reoccur upon consummation of the CRD Acquisition due to elimination of GT Systems debt.

Interest and finance costs	$(292,551)

(5)	To adjust non-operating expenses that management does not expect to reoccur upon consummation.

Corporate Resource Services acquisition expenses	$(482,000)

(6)	To adjust operating expenses that management does not expect to reoccur after the TOS Acquisition.

Tri-Overload Staffing restructuring costs incurred prior to acquisition	$(520,000)
Reduction of payroll and related benefits and rent	(447,750)
$(967,750)